Exhibit 99.1
For Immediate Release
Local.com® Secures $10 Million Credit Facility
IRVINE, CA, June 30, 2009 — Local.com Corporation (NASDAQ: LOCM), a leading local search site and network, today announced that the company has secured a $10 million revolving credit facility from Square 1 Bank.
The facility will primarily be used for expansion of the company via potential acquisitions, and to fund strategic growth initiatives.
“We’re pleased to develop our relationship with Square 1 Bank, a respected financial institution,” said Brenda Agius, Local.com CFO. “This facility provides us with additional resources to support our growth objectives without diluting Local.com shareholders.”
“We were immediately drawn to the entrepreneurial spirit of Local.com executives, and are impressed by the company’s growth and prospects,” said Susan G. Casey, COO of Square 1 Bank. “We’re delighted to add Local.com to the roster of pioneering companies banking with Square 1.”
The facility from Square 1 Bank is secured by the company’s assets.
About Local.com®
Local.com (NASDAQ: LOCM) owns and operates a leading local search site and the largest private label, local search network in the United States. The company uses patented technologies to provide over 20 million consumers each month with the most relevant search results for local businesses, products and services on Local.com and over 700 regional media sites. Businesses can target ready-to-purchase consumers using a variety of advertising products. To advertise, or for more information visit: www.local.com.
About Square 1 Bank
Square 1 Bank is a full service commercial bank providing financial services to venture capital firms and companies in all stages of growth and expansion. Square 1’s expertise, focus and strong capital base provide solid support for its clients’ needs. For more information please visit www.square1bank.com

Forward Looking Statements
All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this report, words such as ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘plans,’ ‘expect,’ ‘intend,’ ‘projects’ and similar expressions and phrases, as they relate to Local.com or our management, identify forward-looking statements. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, our ability to monetize the Local.com domain, incorporate our local-search technologies, market the Local.com domain as a destination for consumers seeking local-search results, grow our business by enhancing our local-search services, successfully expand and implement our outsourced, direct subscription advertising sales efforts, increase the number of businesses that purchase our subscription advertising products, expand our Advertiser and Distribution Networks, integrate and effectively utilize our acquisitions’ technologies, develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Unless otherwise stated, all site traffic and usage statistics are from third-party service providers engaged by the company.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
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Media and Investor Relations Contact:
Cameron Triebwasser
Local.com
949-789-5223
ctriebwasser@local.com